Supplement to the currently effective Statement of Additional Information for the Class S shares of the following funds:

Scudder Capital Growth Fund                     Scudder Small Company Stock Fund
Scudder GNMA Fund

The following information replaces the performance of the Class S Shares in the Average Annual Total Return table in the Performance section of each fund's Statement of Additional Information.

                                        Average Annual Total Return*


                                                                                                               Inception date
                                For Period                                          Since     Inception date         of
             Fund                 Ending       1-Year      5-Year     10-Year     Inception   of AARP Shares      S Shares
             ----                 ------       ------      ------     -------     ---------   --------------      --------

Scudder Capital Growth Fund      9/30/2002    -22.85%      -4.63%       7.00%        n/a            n/a           7/17/2000

Scudder GNMA Fund                9/30/2002     6.47%       6.76%        6.09%        n/a            n/a           7/17/2000

Scudder Small Company Stock      9/30/2002     0.19%       -4.13%        n/a        1.39%        2/1/1997         7/17/2000
Fund**

* The performance of the Class S shares represents its historical performance since inception. Returns of each fund's Class S shares, for periods prior to inception of the fund's Class S shares, reflect the historical performance of the respective fund's Class AARP shares (the fund's original share class) during such periods.

**   Total returns would have been lower had certain expenses not been reduced.





April 21, 2003